                                                                Exhibit 10.94

                            ASSIGNMENT OF COLLATERAL

                     (AVENUE ASSOCIATES LIMITED PARTNERSHIP)

      THIS ASSIGNMENT OF COLLATERAL (hereinafter referred to as the "Assignment") is made as of the 27 day of October, 1997, by STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN (hereinafter referred to as "Assignor") in favor of Cornerstone Properties Inc. (hereinafter referred to as "Assignee").

                              W I T N E S S E T H :

      WHEREAS, Assignor is the recipient and owner of the promissory note and collateral security documents described on Exhibit A attached hereto and by this reference incorporated herein (the "Collateral"); and

      WHEREAS, pursuant to that certain Loan Purchase Agreement dated as of August 18, 1997, between Assignor and Assignee, Assignor has agreed to transfer all of its right, title and interest in and to the Collateral to Assignee.

      NOW, THEREFORE, for and in consideration of the exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

      I. Assignor hereby irrevocably transfers, assigns, grants, bargains, sells, conveys, remises, releases, warrants, set over and confirms unto Assignee for its benefit and the benefit of its successors and assigns, all of its right, title and interest in and to the Collateral without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997, executed by and between Assignee and Assignor.

      II. Upon the request of Assignee, Assignor shall execute and deliver to Assignee such further instruments as Assignee may deem reasonably necessary to effectuate this Assignment.

      III. This Assignment shall bind and inure to the benefit of the Assignor and Assignee and their respective heirs, successors and assigns.

      IV. Nothing in this Assignment shall be construed to give to any person other than Assignee its successors and assigns any legal or equitable right, remedy or claim under this Assignment, and this Assignment shall be held for the sole and exclusive benefit of Assignee and its successors and assigns.

      V. This Assignment shall be governed by, construed and enforced in accordance with the laws of the District of Columbia.

      IN WITNESS WHEREOF, Assignor and Assignee have executed or caused to be executed this Assignment under seal, as of the date and year first above written.

                           ASSIGNOR:

                           STICHTING PENSIOENFONDS VOOR DE
                           GEZONDHEID, GEESTELIJKE EN
                           MAATSCHAPPELIJKE BELANGEN

                           By: /s/
                               ---------------------------
                           Name: Jan H.W.R. van der Vlist
                                 -------------------------
                           Title: Attorney-in-fact
                                  ------------------------
                           By: /s/
                               ---------------------------
                           Name: Anneke C. van de Puttelaar
                                 -------------------------
                           Title:
                                  ------------------------

                           ASSIGNEE:
                           CORNERSTONE PROPERTIES INC.

                           By: /s/
                               ---------------------------
                           Name: John S. Moody
                                 -------------------------
                           Title: President
                                  ------------------------

                           By: /s/
                               ---------------------------
                           Name: Rodney S. Dimock
                                 -------------------------
                           Title: Executive Vice President
                                  ------------------------

STATE OF NEW YORK )
                  )     ss.:
COUNTY OF NEW YORK)

            Subscribed, sworn to and acknowledged before me by Anneke C. Van de Puttelaar, _________ of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN this 27 day of October, 1997.

                                    /s/
                                    ----------------
                                    Notary Public

My Commission Expires:  February 21, 1999       Michael L. Perry
                        ------------------      Notary Public, State of New York
                                                No. O1PE50393S8

STATE OF NEW YORK )
                  )     ss.:
COUNTY OF NEW YORK)

            Subscribed, sworn to and acknowledged before me by Jan M.W.R. Van der Vlist, __________ of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN this 27 day of October, 1997.

                                    /s/
                                    ----------------
                                    Notary Public

My Commission Expires:  February 21, 1999       Michael L. Perry
                        ------------------      Notary Public, State of New York
                                                No. O1PE50393S8

STATE OF NEW YORK )
                  )     ss.:
COUNTY OF NEW YORK)

            Subscribed, sworn to and acknowledged before me by John S. Moody, President of Cornerstone Properties Inc., this 27 day of October, 1997.

                                    /s/
                                    ----------------
                                    Notary Public

My Commission Expires:  February 21, 1999       Michael L. Perry
                        ------------------      Notary Public, State of New York
                                                No. O1PE50393S8

STATE OF NEW YORK )
                  )     ss.:
COUNTY OF NEW YORK)

            Subscribed, sworn to and acknowledged before me by Rodney C. Dimock, Executive Vice President of Cornerstone Properties Inc., this 27 day of _____________, 1997.

                                    /s/
                                    ----------------
                                    Notary Public

My Commission Expires:  February 21, 1999       Michael L. Perry
                        ------------------      Notary Public, State of New York
                                                No. O1PE50393S8

VIRGINIA:

                   IN THE CLERK'S OFFICE OF THE CIRCUIT COURT

            This certificate was presented, and with the Certificate annexed, admitted to record on _______________ at ______________ o'clock __.m.

            Clerk's fees: $____________ have been paid.

                  Attest:___________________________________, Deputy Clerk

                                   EXHIBIT A

1. Promissory Note dated as of July 15, 1987, executed by Avenue Associates Limited Partnership ("AALP") in favor of DIHC Finance Corporation ("DIFCO") in the original principal amount of $188,491,750; as assigned by DIFCO to Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen ("PGGM") pursuant to that certain Assignment of Loan Documents dated as of November 15, 1992.

2. Deed of Trust and Security Agreement dated as of July 15, 1987, executed by AALP in favor of Michael J. Shea, as Trustee for DIFCO, recorded June 17, 1987 as Instrument No. 38127, among the Land Records of the District of Columbia; as amended by that certain Spreader Amendment to Deed of Trust and Security Agreement and Assignment of Lessor's Interest in Leases dated as of June 13, 1988, executed by and between AALP, DIFCO and Michael
      J. Shea, recorded June 24, 1988, as Instrument No. 34236, aforesaid records; as further amended by that certain First Amendment to Deed of Trust dated as of July 15, 1987, executed by and between AALP, Michael J. Shea and DIFCO, recorded October 18, 1988, as Instrument No. 57570, aforesaid records; as further amended by that certain Second Amendment to Deed of Trust dated as of July 15, 1987, executed by and between AALP, Michael J. Shea and DIFCO, recorded May 23, 1989, as Instrument No. 28528, aforesaid records; as further amended by that certain Third Amendment to Deed of Trust dated as of July 15, 1987, executed between AALP, Michael J. Shea and DIFCO, recorded November 29, 1989, as Instrument No. 66305, aforesaid records; and as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of November 15, 1992.

3. Assignment of Lessor's Interest in Leases dated as of July 15, 1987, executed by AALP in favor of DIFCO, recorded July 17, 1987, as Instrument No. 38128, aforesaid records; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of November 15, 1992.

4. Assignment of Borrower's Interest in Construction Contract Documents dated as of July 15, 1987, executed by AALP in favor of DIFCO; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of November 15, 1992.

5. Building Loan Agreement dated as of July 15, 1987, executed by and between AALP and DIFCO; as amended by that certain First Amendment to Building Loan Agreement dated as of January 27, 1989; as further amended by that certain Second Amendment to Building Loan Agreement dated as of April 17, 1991; and as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of November 15, 1992.

6. Subordination Agreement executed by and between PADC, Robert Acker, Charles Duke and DIFCO; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of November 15, 1992.

7. Agreement to Subordinate executed by and between PADC and DIFCO; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of November 15, 1992.

8. Sixteen consecutively numbered Amendments to Deed of Trust executed by Avenue Associates in favor of Michael Shea, as trustee for DIFCO; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of November 15, 1992.

9. Escrow Agreement executed by and between AALP, DIFCO, and Commercial Settlements concerning the sixteen consecutively numbered Amendments to the Deed of Trust; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of November 15, 1992.

10. Borrower's Affidavit executed by T. Christopher Roth in favor of DIFCO, Chicago Title Insurance Company, Commonwealth Land Title Insurance Company and Ticor Title Insurance Company; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of November 15, 1992.

11. Letter from Western Associates to Market Square Associates approving the loan by DIFCO to Market Square Associates; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of November 15, 1992.

12. Opinion Letter from Jones, Day, Reavis & Pogue to DIHC Market Square and DIFCO concerning loans; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of November 15, 1992.

                                     ALLONGE

                               ENDORSEMENT OF NOTE

                     (AVENUE ASSOCIATES LIMITED PARTNERSHIP)

      Pay to the order of CORNERSTONE PROPERTIES INC. (the "Assignee") without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997 executed by and between Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen and Assignee.

                                          STICHTING PENSIOENFONDS VOOR
                                          DE GEZONDHEID, GEESTELIJKE EN
                                          MAATSCHAPPELIJKE BELANGEN

                                          By: /s/
                                              ----------------------------
                                          Name: Jan H.W.R. van der Vlist
                                                --------------------------
                                          Title: Attorney-in-Fact
                                                 -------------------------

                                          By: /s/
                                              ----------------------------
                                          Name: Anneke C. van de Puttelaar
                                                --------------------------
                                          Title: Attorney-in-fact
                                                 -------------------------

                                    DATE:   October __, 1997